Effective immediately, the sub-sections entitled “Ownership of Fund Shares” and “Other Accounts” in Appendix C entitled “Portfolio Manager(s)” are hereby restated in their entirety as follows:

Ownership of Fund Shares
The following table shows the dollar range of equity securities of the Fund beneficially owned by the Fund’s portfolio manager(s) as of May 31, 2011. The following dollar ranges apply:

N. None
A. $1 – $10,000
B. $10,001 – $50,000
C. $50,001 – $100,000
D. $100,001 – $500,000
E. $500,001 – $1,000,000
F. Over $1,000,000

Name of Portfolio Manager	Dollar Range of Equity Securities in Fund
James J. Calmas	D
William J. Adams	D
David P. Cole	N
Robert D. Persons	B
Matthew W. Ryan	B
Erik S. Weisman	B

Other Accounts
In addition to the Fund, the Fund’s portfolio manager is named as a portfolio manager of certain other accounts managed or subadvised by MFS or an affiliate, the number and assets of which, as of May 31, 2011, were as follows:

	Registered Investment Companies*		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
James J. Calmas	8	$2.8 billion	3	$1.3 billion	0	N/A
William J. Adams	13	$4.6 billion	7	$2.0 billion	0	N/A
David P. Cole	13	$4.6 billion	3	$1.1 billion	0	N/A
Robert D. Persons	13	$12.7 billion	2	$609.6 million	3	$660.8 million
Matthew W. Ryan	12	$6.4 billion	9	$3.2 billion	7	$6.0 billion
Erik S. Weisman	11	$3.7 billion	4	$1.8 billion	1	$2.8 million

* Includes the Fund.

Advisory fees are not based upon performance of any of the accounts identified in the table above.